UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 16, 2005
                                                 ---------------

                         WESTERN MEDIA GROUP CORPORATION
                         -------------------------------
               (Exact name of Registrant as specified in charter)

      Minnesota                     2-71164                      41-1311718
--------------------------------------------------------------------------------
(State or other jurisdic-        (Commission                   (IRS Employer
 tion of incorporation)          File Number)                Identification No.)

                  11 Oval Drive, Suite 200B, Islandia, NY 11749
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 631-342-8800

                        69 Mall Drive, Commack, New York
      (Former name, address and fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On March 16, 2005, Western Media Group Corporation's (the "Company") independent accountants, Farber, Blicht, Eyerman & Herzog, LLP ("Farber, Blicht"), resigned as the Company's independent auditors.

      During the Company's two most recent fiscal years, and the subsequent interim periods, prior to March 16, 2005, there were no disagreements with Farber, Blicht on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Farber, Blicht, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

      For the fiscal years ended December 31, 2002 and December 31, 2003, Farber, Blicht's report on the Company's financial statements contained an opinion that there was doubt as to the Company's ability to continue as a going concern. The Company did not disagree with these opinions and they were not the cause for Farber, Blicht's resignation.

Item 9.01 Exhibits.

(c)   The following exhibits are filed herewith:

      16.1  Letter dated March 16, 2005 of Farber, Blicht to the Company.

      16.2 Letter dated March 17, 2005 of Farber Blicht to the Company approving of the disclosure contained in the Company's Report of Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Western Media Group Corporation

DATED: March  18, 2005                  By: /s/ Ray Vuono
                                           -------------------------------------
                                           Ray Vuono
                                           Chief Executive Officer